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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2003

Universal Access Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-28559
(Commission File Number)

36-4408076
(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606
(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 660-5000

Item 5.    Other Events and Regulation FD Disclosure

        The Company announced today that it has appointed Les W. Hankinson as its Senior Vice President, Sales.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2003

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
By:	/s/ RANDALL R. LAY Randall R. Lay Chief Financial Officer and Treasurer

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  Item 5. Other Events and Regulation FD Disclosure
Signatures